UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2015

Old Line Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-50345	20-0154352
(State or other jurisdiction)	(Commission File Number)	(I.R.S. Employer
of incorporation		Identification No.)

1525 Pointer Ridge Place
Bowie, Maryland	20716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 301-430-2500

                                            N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CRF 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act
(17 CFR 240.13e- 4(c))

Section 8-Other Events

Item 8.01 Other Events.

On February 25, 2015, the board of directors of Old Line Bancshares, Inc. (the “Registrant”) approved the Registrant’s repurchase of up to 500,000 shares of its outstanding shares of common stock.  Stock may be purchased from time to time, in the open market or through private transactions, as market conditions warrant.  Such stock repurchases, if and when commenced, may be suspended or discontinued at any time.  Any repurchased shares will return to the status of authorized but unissued shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

Date: February 26, 2015 By:  /s/Elise M. Hubbard

Elise M. Hubbard, Senior Vice President and Chief Financial Officer